EXHIBIT 99.1




                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Annual Report of Oxford Technologies Inc., a Delaware corporation (the "Company"), on Form 10-KSB/A for the year ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Jacinta Sit, President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Jacinta Sit
--------------------------------------------------
Jacinta Sit, President and Chief Financial Officer

September 9, 2003